                               AMENDMENT NO. 2 TO
                             STOCKHOLDERS AGREEMENT

          This Amendment to Stockholders Agreement (this "Amendment") is made and entered into as of October 24, 1996 by and between Aftermarket Technology Holdings Corp., a Delaware corporation (the "Company"), Aurora Equity Partners L.P., a Delaware limited partnership ("AEP"), Aurora Overseas Equity Partners I, L.P., a Cayman Islands exempted limited partnership ("AOEP"), and each of the stockholders of the Company who are signatories hereto (the "Stockholders").

          WHEREAS, Section 10.2 of that certain Stockholders Agreement dated as of August 2, 1994 among the Company and certain of its stockholders, optionholders and warrantholders (the "Stockholders Agreement") permits the amendment thereof by a written agreement signed by (a) the Company, (b) AEP and AOEP and (c) the holders of a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company;

          WHEREAS, the Stockholders hold a majority in voting interest of the outstanding shares of Common Stock and Preferred Stock of the Company; and WHEREAS, the parties hereto desire to amend the Stockholders Agreement so that the right granted to the stockholders who are a party to the Stockholders Agreement to include equity securities in an underwritten public offering of the Company's common stock, par value $.01 per share (the "Common Stock"), provided there are sales pursuant to such registration statement of shares of Common Stock for an aggregate offering price of not less than $20,000,000 (a "Qualified IPO"), pursuant to Section 1(a) of Exhibit D to the Stockholders Agreement, shall not apply to a Qualified IPO that is consummated on or before March 31, 1997;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1. AMENDMENT. Section 1(a) of Exhibit D to the Stockholders Agreement is hereby deleted in its entirety and the following is hereby substituted in its place:

          "(a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Except in the case of a Qualified IPO that is consummated on or before March 31, 1997, if the Company at any time proposes to effect a Qualified IPO or, following a Qualified IPO, proposes to register any of its equity securities under the Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Act, then the Company will each such time give prompt written notice (which shall be at least 30 days prior to filing) to all Eligible Holders of Registrable Securities of its intention to do so and of such Eligible Holders' rights under this Paragraph 1. Upon the written request of any such Eligible Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Eligible Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register or in a separate registration statement concurrently filed and on terms substantially the same as those being offered to the Company; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Eligible Holder of Registrable Securities and, thereupon:

                    (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and

                   (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities."

          2. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflicts of law principles thereof.

          3. EFFECT OF AMENDMENT. Except as amended by this Amendment, the Stockholders Agreement shall remain unchanged and shall remain in full force and effect.

          IN WITNESS WHEREOF, the Company, AEP, AOEP and each of the Stockholders have duly executed this Amendment as of the date first above written.

                              AFTERMARKET TECHNOLOGY
                              HOLDINGS CORP.


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


                              THE CLASS A STOCKHOLDERS:


                              ---------------------------------
                                   WILLIAM A. SMITH



                              JAMES R. WEHR REVOCABLE TRUST


                              ---------------------------------
                              James R. Wehr, Grantor/Trustee


                              ---------------------------------
                                   KENNETH T. HESTER

                              THE CLASS B STOCKHOLDERS:


                              ALLENWOOD VENTURES, INC.


                              By:
                                 ------------------------------
                                 Dr. Simon Ramo

                              ---------------------------------
                                   JOHN E. ANDERSON


                              ROBERT ANDERSON VARIABLE TRUST


                              By:
                                 ------------------------------
                                 Robert Anderson, Trustee


                              THE ANDREW W. MELLON FOUNDATION


                              By:
                                 ------------------------------
                                Name:
                                     --------------------------
                                Title:
                                      -------------------------


                              AURORA CAPITAL PARTNERS L.P.


                              By:       Aurora Advisors, Inc.,
                                        its general partner


                              By:
                                 ------------------------------
                                Name:
                                     --------------------------
                                Title:
                                      -------------------------

                              AURORA OVERSEAS CAPITAL
                              PARTNERS, L.P.


                              By:  Aurora Overseas Advisors, Ltd.,
                                   its general partner


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              BANCBOSTON INVESTMENTS, INC.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              BANKAMERICA CAPITAL CORPORATION


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              CALIFORNIA PUBLIC EMPLOYEES'
                              RETIREMENT SYSTEM


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              CASTLEROCK INVESTMENTS LTD.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------

                              CHEMICAL EQUITY ASSOCIATES


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              CHEMICAL INVESTMENTS, INC.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                   RICHARD R. CROWELL


                              -------------------------------------
                                   ROBERT L. CUMMINGS III


                              THE TRUSTEES OF DARTMOUTH COLLEGE


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              DEAN WITTER AS CUSTODIAN FOR AURORA CAPITAL
                              PARTNERS VIP PLUS 401(K) PLAN
                              FBO RICHARD R. CROWELL


                              By:
                                 ----------------------------------
                                 Richard R. Crowell, Trustee


                              By:
                                 ----------------------------------
                                 Richard K. Roeder, Trustee

                              DEAN WITTER AS CUSTODIAN FOR AURORA CAPITAL
                              PARTNERS VIP PLUS 401(K) PLAN
                              FBO MARK C. HARDY


                              By:
                                 ----------------------------------
                                 Richard R. Crowell, Trustee


                              By:
                                 ----------------------------------
                                 Richard K. Roeder, Trustee


                              DEAN WITTER AS CUSTODIAN FOR AURORA CAPITAL
                              PARTNERS VIP PLUS 401(K) PLAN
                              FBO KURT B. LARSEN


                              By:
                                 ----------------------------------
                                 Richard R. Crowell, Trustee


                              By:
                                 ----------------------------------
                                 Richard K. Roeder, Trustee


                              DEAN WITTER AS CUSTODIAN FOR AURORA CAPITAL
                              PARTNERS VIP PLUS 401(K) PLAN
                              FBO GERALD L. PARSKY


                              By:
                                 ----------------------------------
                                 Richard R. Crowell, Trustee


                              By:
                                 ----------------------------------
                                 Richard K. Roeder, Trustee

                              DEAN WITTER AS CUSTODIAN FOR AURORA CAPITAL
                              PARTNERS VIP PLUS 401(K) PLAN
                              FBO W. MONTAGUE YORT


                              By:
                                 ----------------------------------
                                 Richard R. Crowell, Trustee


                              By:
                                 ----------------------------------
                                 Richard K. Roeder, Trustee


                              DELTA MASTER TRUST


                              By:
                                 ----------------------------------
                                 Trustee


                              -------------------------------------
                                   JEFFREY S. DEUTSCHMAN


                              -------------------------------------
                                   FREDERICK J. ELSEA, III


                                   GENERAL ELECTRIC PENSION TRUST


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:  Trustee


                              HARBOURTON REASSURANCE, INC.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                   MARK C. HARDY

                              HELLER FINANCIAL, INC.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                   AMBASSADOR JAMES D. HODGSON


                              -------------------------------------
                                        CLEON T. KNAPP


                              L-A&A GIFT TRUST FBO
                              ELLIOT LEEDOM ACKERMAN


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              L-A&A GIFT TRUST FBO
                              NATHANEL LEEDOM ACKERMAN


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                        KURT B. LARSEN


                              LODWRICK AND CAROLE COOK AS
                              TRUSTEES OF THE COOK FAMILY
                              TRUST DATED SEPTEMBER 16, 1991


                              By:
                                 ----------------------------------
                                  Trustee


                              -------------------------------------
                                        JOHN T. MAPES

                              NHL HOLDINGS LTD.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              OGAC LIMITED


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              ORYX EQUITY PARTNERS FUND I LTD.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                        GERALD L. PARSKY


                              -------------------------------------
                              G.M. ROEDER AND R.K. ROEDER, JTWROS


                              By:
                                 ----------------------------------
                                 Gloria M. Roeder

                              By:
                                 ----------------------------------
                                 Richard K. Roeder


                              SOMERVILLE S TRUST


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------

                              SPRINGBROOK, G.P.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              -------------------------------------
                                       PATRICK J. STEINER


                              SUMITOMO BANK OF CA TTEE FOR GIBSON, DUNN &
                              CRUTCHER RETIREMENT PLAN FBO
                              H. RICHARD DALLAS


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              SUMITOMO BANK OF CA TTEE FOR
                              GIBSON, DUNN & CRUTCHER RETIREMENT
                              PLAN FBO BRUCE D. MEYER


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              UNIVERSITY OF SOUTHERN CALIFORNIA


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------


                              W. S. INVESTMENTS L.P.


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                General Partner

                              -------------------------------------
                                        JEROME C. WEINTRAUB


                              -------------------------------------
                                        W. MONTAGUE YORT


                              THE CLASS C STOCKHOLDERS:


                              AURORA EQUITY PARTNERS L.P.

                              By:  Aurora Capital Partners L.P.,
                                   its general partner

                              By:  Aurora Advisors, Inc.,
                                   its general partner


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------

                              AURORA OVERSEAS EQUITY
                              PARTNERS I, L.P.


                              By:  Aurora Overseas Capital Partners, L.P.,
                                   its general partner

                              By:  Aurora Overseas Advisors, Ltd.,
                                   its general partner


                              By:
                                 ----------------------------------
                                Name:
                                     ------------------------------
                                Title:
                                      -----------------------------